The
Municipal
Fund
Accumulation
Program,
Inc.



FUND LOGO



Annual Report

December 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


The Municipal Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper



To Our Shareholders:

For the year ended December 31, 1999, The Municipal Fund Accumulation Program, Inc.'s net annualized yield was 4.84%. The Program's total investment return for the 12-month period ended December 31, 1999 was -6.77%, based on a change in per share net asset value from $18.50 to $16.35, and assuming reinvestment of $0.788 per share income dividends and $0.153 per share capital gains distributions.

For the six months ended December 31, 1999, The Municipal Fund Accumulation Program Inc.'s net annualized yield was 4.72%. The Program's total investment return for the six-month period ended December 31, 1999 was -4.37%, based on a change in per share net asset value from $17.50 to $16.35, and assuming reinvestment of $0.393 per share income dividends.

The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended December 31, 1999. Continued strong US employment growth and consumer spending were among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June, August and November. US Treasury bond yields reacted by climbing above 6.375% by late October and generally rising for the remainder of the year. During the period, yields on 30-year US Treasury bonds increased over 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended December 31, 1999. For much of the first half of 1999, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 60 basis points to 6.23% by December 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. Over the last year, more than $225 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past six months, over $100 billion in long-term tax-exempt bonds was underwritten, representing a decline of nearly 18% compared to the corresponding period in 1998. Over the past three months, approximately $55 billion in securities was issued by municipalities nationally. This quarterly issuance also represented a decline of over 20% when compared to the same period in 1998. It is likely that many tax-exempt issuers accelerated their financings in recent months or decided to postpone issuance into early 2000 to avoid any potential Year 2000 (Y2K)-related disruptions at year-end. Consequently, December 1999 volume of issuance of approximately $14 billion declined more than 40% compared to 1998 levels. We expect decreased tax-exempt bond issuance to continue. Early estimates suggest that annual tax-exempt issuance in 2000 will be in the $210 billion--$215 billion range.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/ casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At December 31, 1999, long-term uninsured municipal revenue bond yields were more than 96% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Y2K problems that could possibly develop. However, this increased issuance also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The over 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Fiscal Year in Review
For the fiscal year ended December 31, 1999, we managed the Program with the intent of sustaining an attractive level of tax-exempt income. We accomplished this goal with a 12-month yield of 4.84% compared to the Lipper Analytical Service's average for national funds of 4.79%. During the 12-month period ended December 31, 1999, we maintained a fully invested position so that the Program could earn as much tax-exempt income as possible. Unfortunately, municipal bond yields increased 120 basis points (1.20%) in the same 12-month period. This substantial increase in interest rates caused the Program's total return to be negative, but it afforded us the ability to restructure the Program with a higher average coupon than was available prior to the rise in interest rates.

During the latter half of the Program's fiscal year, strong economic activity and the fear of additional increases in short-term interest rates by the Federal Reserve Board caused long-term interest rates to increase significantly. Even though yields on US Treasury securities rose by about 50 basis points and yields on municipal bonds rose by about 60 basis points, we believe there are reasons to be optimistic going forward.

A significant amount of negative news has been built into the market by investors. Therefore interest rates are much higher than they should be relative to the low inflationary environment. Also, the dramatic rise in interest rates has allowed newly issued bonds to be created with a much higher coupon structure than what was available when interest rates were at historic lows. As a result, our strategy has been concentrated on selling the lower coupon bonds that were purchased earlier in 1999 and purchasing higher coupon bonds that enhance the tax-exempt income of the Program while at the same time serve to limit any more interest rate volatility the Program may experience. Looking ahead, our strategy will be to maintain a fully invested position to seek to continue the Program's ability to pay out a higher-than-average yield.

In Conclusion
We appreciate your ongoing interest in The Municipal Fund
Accumulation Program, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager



February 8, 2000



The Municipal Fund Accumulation Program, Inc.
Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Lehman Brothers General Municipal Bond Index. Beginning and ending values are:

                                       12/89          12/99

The Municipal Fund Accumulation
Program, Inc.*++                      $10,000        $17,097
Lehman Brothers General Municipal
Bond Index++++                        $10,000        $19,471

   *Assuming transaction costs and other operating expenses, including advisory fees.
  ++The Municipal Fund Accumulation Program, Inc. invests in long- and intermediate-term state, municipal and public authority bonds (including private activity bonds), the interest on which is exempt from Federal income tax.
++++This unmanaged Index consists of revenue bonds, general obligation bonds and insured bonds.

Past performance is not predictive of future performance.




The Municipal Fund Accumulation Program, Inc.
Average Annual Total Return

Period Covered                    % Return

Year Ended 12/31/99                 -6.77%
Five Years Ended 12/31/99           +4.96
Ten Years Ended 12/31/99            +5.51


Past performance is not indicative of future results.




Portfolio Abbreviations

To simplify the listings of The Municipal Fund Accumulation Program, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1999                                                               (in Thousands)
                S&P      Moody's    Face
State          Rating     Rating   Amount                              Issue                                          Value
Alabama--                                   Mobile, Alabama, Industrial Development Board, Environmental
0.9%                                        Improvement Revenue Refunding Bonds (International Paper Company
                                            Project), AMT:
                BBB+      A3      $   750     Series A, 6.35% due 5/15/2016                                           $   736
                BBB+      A3        3,250     Series B, 6.45% due 5/15/2019                                             3,204

Arizona--       NR*       Aaa       1,200   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds
0.3%                                        (Whispering Palms Apartments), Series A, 5.90% due 7/01/2029 (e)            1,156

Arkansas--      BBB+      A3        2,000   Camden, Arkansas, Environmental Improvement Revenue Bonds
1.7%                                        (International Paper Company Project), AMT, Series A, 6.50% due
                                            11/15/2023                                                                  1,969
                BBB+      A3        1,000   Camden, Arkansas, PCR, Refunding (International Paper Company
                                            Project), 5.70% due 9/01/2012                                                 989
                BBB+      A3        2,450   Pine Bluff, Arkansas, Environmental Improvement Revenue Bonds
                                            (International Paper Company Project), AMT, Series A, 6.50% due
                                            11/15/2023                                                                  2,403
                BBB+      A3        2,000   Pine Bluff, Arkansas, Environmental Improvement Revenue Refunding
                                            Bonds (International Paper Company Project), Series A, 6.15% due
                                            11/15/2015                                                                  1,966

California--    AA-       Aa2       2,755   California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1,
3.7%                                        7% due 8/01/2026 (c)                                                        2,840
                AAA       NR*       1,725   California Rural Home Mortgage Finance Authority, S/F Mortgage
                                            Revenue Bonds (Mortgage Backed Securities Program), AMT, Series D,
                                            Class 5, 6.70% due 5/01/2029 (j)(k)                                         1,808
                AAA       NR*       3,715   California Rural Home Mortgage Finance Authority, S/F Mortgage
                                            Revenue Refunding Bonds (Mortgage Backed Securities Program), AMT,
                                            Series A-2, 7% due 9/01/2029 (j)(k)                                         3,998
                                            Dublin, California, Joint Unified School District, GO, Series E
                                            (b)(i):
                NR*       Aaa       1,055     5.25% due 8/01/2017                                                         356
                NR*       Aaa       1,915     5.35% due 8/01/2019                                                         560
                NR*       Aaa       1,000     5.35% due 8/01/2020                                                         273
                NR*       Aaa       2,305     5.40% due 8/01/2021                                                         587
                NR*       Aaa       2,305     5.40% due 8/01/2023                                                         515
                                            Los Angeles County, California, Schools Regionalized Business
                                            Services Certificates, COP, Pooled Financing, Series A (a)(i):
                AAA       Aaa       2,095     5.90% due 8/01/2020                                                         596
                AAA       Aaa       1,000     5.95% due 8/01/2025                                                         206


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1999 (continued)                                                   (in Thousands)
                S&P      Moody's    Face
State          Rating     Rating   Amount                              Issue                                          Value
California      AAA       Aaa     $ 1,250   M-S-R Public Power Agency, California, Revenue Refunding Bonds
(concluded)                                 (San Juan Project), Series D, 6.75% due 7/01/2020 (e)(f)                 $  1,387
                AAA       NR*       1,345   Rohnert Park, California, COP (Capital Facilties Project), 5% due
                                            7/01/2024 (a)                                                               1,160
                AAA       Aaa       2,000   Walnut, California, Improvement Agency, Tax Allocation Refunding
                                            Bonds, Series A, 4.75% due 9/01/2018 (e)                                    1,710

Colorado--      AAA       Aaa       3,995   Pueblo County, Colorado, School District Number 70, Pueblo Rural,
0.9%                                        GO, 6% due 12/01/2019 (b)                                                   4,023

Connecticut--   AA        Aa2       3,825   Connecticut State, HFA, Housing Mortgage Revenue Refunding
0.9%                                        Bonds (Finance Program), Sub-Series B-1, 6.125% due 5/15/2018               3,864

Florida--       NR*       VMIG1++   1,000   Jacksonville, Florida, Health Facilities Authority, Hospital
2.2%                                        Revenue Refunding Bonds (Genesis Rehabilitation Hospital), VRDN,
                                            4.40% due 5/01/2021 (h)                                                     1,000
                A1+       VMIG1++   1,500   Jacksonville, Florida, PCR, Refunding (Florida Power & Light
                                            Co. Project), VRDN, 4% due 5/01/2029 (h)                                    1,500
                A1+       VMIG1++   2,100   Manatee County, Florida, PCR, Refunding (Florida Power and Light
                                            Company Project), VRDN, 4.30% due 9/01/2024 (h)                             2,100
                AAA       Aaa       7,850   Miami-Dade County, Florida, Special Obligation Revenue Bonds,
                                            Sub-Series B, 6.40% due 10/01/2031 (e)(i)                                   1,080
                A1+       VMIG1++   3,900   Saint Lucie County, Florida, PCR, Refunding (Florida Power and
                                            Light Company Project), VRDN, 4.30% due 1/01/2026 (h)                       3,900

Idaho--         BBB-      Baa2      7,750   Power County, Idaho, Industrial Development Corporation, Solid
1.7%                                        Waste Disposal Revenue Bonds (FMC Corporation Project), AMT,
                                            6.45% due 8/01/2032                                                         7,238

Illinois--      AAA       Aa3         660   Illinois Development Finance Authority Revenue Bonds, Series
1.9%                                        B, 6.40% due 9/01/2031 (d)                                                    661
                A1+       VMIG1++   7,400   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                            (University of Chicago Hospitals), VRDN, 4.80% due 8/01/2026 (e)(h)         7,400

Indiana--       AAA       Aa2       1,000   Indiana State Office Building Commission, Capital Complex Revenue
1.8%                                        Refunding Bonds (State Office Building-II Facility), Series D,
                                            6.90% due 7/01/2011                                                         1,112
                AA        NR*       1,865   Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue
                                            Refunding Bonds, Series D, 6.75% due 2/01/2020                              1,929
                A1        VMIG1++   4,800   Jasper County, Indiana, PCR, Refunding (Northern Indiana Public
                                            Service), VRDN, Series C, 4.55% due 4/01/2019 (h)                           4,800

Kansas--        NR*       Aaa       4,065   Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT,
1.0%                                        Series A-1, 6.95% due 6/01/2029 (l)                                         4,378

Louisiana--     AAA       Aaa       1,000   New Orleans, Louisiana, Aviation Board Revenue Refunding Bonds
1.4%                                        (Passenger Facilities Charge), Series A-2, 6% due 9/01/2019 (d)               981
                AAA       Aaa       2,900   New Orleans, Louisiana, GO, Refunding, 6.125% due 10/01/2016 (a)            2,946
                BBB+      A3        2,000   Rapides Finance Authority, Louisiana, Environmental Improvement
                                            Revenue Bonds (International Paper Company Project), AMT, Series A,
                                            6.55% due 11/15/2023                                                        1,969

Massachu-       A1+       VMIG1++     300   Massachusetts State Industrial Finance Agency, PCR, Refunding
setts--0.4%                                 (Holyoke Water Power Company), VRDN, Series A, 5.20% due
                                            5/01/2022 (h)                                                                 300
                AAA       Aaa       1,700   Massachusetts State Water Resource Authority Revenue Bonds,
                                            Series A, 4.75% due 8/01/2027 (d)                                           1,362


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1999 (continued)                                                   (in Thousands)
                S&P      Moody's    Face
State          Rating     Rating   Amount                              Issue                                          Value
Michigan--      AAA       Aaa     $ 2,500   Anchor Bay, Michigan, School District, GO, School Building and
2.8%                                        Site, Series I, 6% due 5/01/2029 (b)                                     $  2,471
                AAA       Aaa       4,715   Michigan State Hospital Finance Authority, Revenue Refunding
                                            Bonds (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (e)                 4,782
                AAA       Aaa       2,000   Michigan State Strategic Fund, Limited Obligation Revenue
                                            Refunding Bonds (Detroit Edison Company), Series BB, 7% due
                                            5/01/2021 (a)                                                               2,253
                                            Plymouth-Canton, Michigan, Community School District, GO:
                AA+       Aa1       1,000     4.75% due 5/01/2020                                                         823
                AA+       Aa1       2,010     4.75% due 5/01/2021                                                       1,646

Minnesota--     AA+       Aa2       3,210   Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT, Series M,
0.7%                                        6.70% due 7/01/2026                                                         3,253

Mississippi--   NR*       P1        2,000   Perry County, Mississippi, PCR, Refunding (Leaf River Forest
0.5%                                        Project), VRDN, 4.50% due 3/01/2002 (h)                                     2,000

Montana--       NR*       A2        6,000   Montana State Higher Education, Student Assistance Corporation,
1.5%                                        Student Loan Revenue Refunding Bonds, AMT, Sub-Series B, 6.40%
                                            due 12/01/2032                                                              5,928
                AA+       Aa1         695   Montana State Housing Board, S/F Program, AMT, Series B-2, 6.90%
                                            due 6/01/2025 (c)                                                             707

Nevada--                                    Elko, Nevada, GO (Airport Improvement), AMT, Series B (e):
0.7%            AAA       Aaa         165     6.10% due 10/01/2014                                                        167
                AAA       Aaa         245     6.30% due 10/01/2019                                                        247
                AAA       Aaa         320     6.75% due 10/01/2024                                                        327
                AAA       Aaa         225     7% due 10/01/2029                                                           233
                AAA       Aaa       1,860   Nevada Housing Division, S/F Program, AMT, Senior Series E, 7.05%
                                            due 4/01/2027 (c)                                                           1,921

New Hamp-       AAA       Aaa       2,000   New Hampshire Higher Educational and Health Facilities Authority,
shire--0.5%                                 Revenue Refunding Bonds (University System of New Hampshire),
                                            6.25% due 7/01/2020 (e)                                                     2,004

New Jersey--    AAA       Aaa       2,780   Black Horse Pike, New Jersey, Regional School District, GO, 4.75%
21.4%                                       due 12/01/2016 (b)                                                          2,428
                AAA       Aaa       2,700   Camden County, New Jersey, Municipal Utilities Authority, Sewer
                                            Revenue Refunding Bonds, County Agreement, 5.20% due 7/15/2014 (b)          2,590
                NR*       Aaa       1,450   Essex County, New Jersey, Utilities Authority, Solid Waste Revenue
                                            Refunding Bonds, Series A, 5% due 4/01/2022 (d)                             1,258
                                            High Bridge, New Jersey, Board of Education, GO, Refunding (d):
                AAA       Aaa       1,000     5% due 2/15/2023                                                            885
                AAA       Aaa       1,000     5% due 2/15/2026                                                            869
                AAA       Aaa       1,350   Middlesex County, New Jersey, Improvement Authority, Utility
                                            System Revenue Bonds (Perth Amboy Project), Series B, 5.30% due
                                            9/01/2023 (a)(i)                                                              316
                AAA       Aaa       5,200   Middlesex County, New Jersey, Improvement Authority, Utility System
                                            Revenue Refunding Bonds (Perth Amboy Franchise Project), Series A,
                                            5% due 9/01/2029 (a)                                                        4,423
                AAA       Aaa       1,580   Monmouth County, New Jersey, Improvement Authority, Revenue
                                            Refunding Bonds (Pooled Governmental Loan), 4.90% due
                                            12/01/2018 (a)                                                              1,378
                AAA       Aaa       1,000   Moorestown Township, New Jersey, School District, GO, 5% due
                                            1/01/2027 (b)                                                                 858


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1999 (continued)                                                   (in Thousands)
                S&P      Moody's    Face
State          Rating     Rating   Amount                              Issue                                          Value
New Jersey      NR*       Aaa     $   500   Mount Holly, New Jersey, Municipal Utilities Authority, Sewer
(concluded)                                 Revenue Bonds, 4.75% due 12/01/2028 (e)                                  $    408
                NR*       Aaa       1,345   Mount Holly, New Jersey, Municipal Utilities Authority, Sewer
                                            Revenue Refunding Bonds, 5% due 12/01/2016 (e)                              1,224
                AAA       Aaa       4,000   New Brunswick, New Jersey, Housing Authority, Lease Revenue
                                            Refunding Bonds, 4.625% due 7/01/2024 (b)                                   3,248
                BBB-      NR*       2,000   New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship
                                            Village), Series A, 5.50% due 1/01/2025                                     1,671
                AAA       Aaa       2,975   New Jersey EDA, Natural Gas Facilities, Revenue Refunding Bonds
                                            (NUI Corporation Projects), AMT, Series A, 5.70% due 6/01/2032 (e)          2,787
                                            New Jersey EDA, Revenue Refunding Bonds:
                AAA       Aaa       2,250     (Educational Testing Service), Series A, 4.75% due 5/15/2018 (e)          1,920
                AAA       Aaa       5,000     (RWJ Health Care Corporation), 6.50% due 7/01/2024 (d)                    5,173
                AAA       Aaa       6,800   New Jersey EDA, Water Facilities Revenue Bonds (American Water
                                            Company Inc.), AMT, Series A, 5.25% due 7/01/2038 (b)                       5,818
                                            New Jersey Health Care Facilities Financing Authority, Revenue
                                            Refunding Bonds:
                AAA       Aaa       2,000     (Barnert Hospital), 4.75% due 8/01/2019 (c)(e)                            1,681
                AAA       Aaa       2,000     (Cathedral Health Services), 5.25% due 8/01/2021 (c)(e)                   1,803
                AAA       Aaa       1,000     (Community Medical Center/Kimball), 4.75% due 7/01/2019 (d)                 841
                AAA       Aaa       5,000     (Meridian Health System Obligation Group), 5.375% due 7/01/2024 (d)       4,551
                AAA       Aaa       2,650     (Saint Barnabas Health Center), Series B, 5.25% due 7/01/2013 (e)         2,574
                NR*       Aaa       5,130     (Saint Barnabas Medical Center), Series A, 4.75% due 7/01/2028 (e)        4,128
                AAA       Aaa       6,370   New Jersey Sports and Exposition Authority, State Contract Revenue
                                            Refunding Bonds, Series A, 4.50% due 3/01/2019 (e)                          5,186
                AA+       Aa1       3,000   New Jersey State, GO, 4.50% due 2/01/2016                                   2,538
                AA+       Aa1      10,000   New Jersey State, GO, Refunding, Series D, 6% due 2/15/2011                10,673
                                            New Jersey State Transportation Trust Fund Authority,
                                            Transportation System Revenue Bonds, Series A:
                AA-       Aa2       3,500     5% due 6/15/2013                                                          3,308
                AAA       Aaa       5,000     5% due 6/15/2018 (d)                                                      4,464
                                            Ocean County, New Jersey, Utilities Authority, Wastewater Revenue
                                            Refunding Bonds, Series A:
                NR*       Aa2       1,700     4.35% due 1/01/2011                                                       1,515
                NR*       Aa2       2,005     4.45% due 1/01/2012                                                       1,777
                NR*       Aa2       2,055     4.65% due 1/01/2014                                                       1,804
                                            Randolph Township, New Jersey, School District, GO (b):
                AAA       Aaa       1,000     5% due 8/01/2017                                                            906
                AAA       Aaa       1,000     5% due 8/01/2018                                                            898
                                            South Brunswick Township, New Jersey, Board of Education, GO (b):
                AAA       Aaa       1,930     5.625% due 12/01/2012                                                     1,971
                AAA       Aaa       1,990     5.625% due 12/01/2013                                                     2,016
                AAA       Aaa       2,000   Union County, New Jersey, Utilities Authority, Revenue Refunding
                                            Bonds, Senior Lease (Ogden Martin), AMT, Series A, 5% due
                                            6/01/2014 (a)                                                               1,850
                AAA       Aaa       1,265   Wall Township, New Jersey, School District, GO, 4.50% due
                                            7/15/2019 (d)                                                               1,033

New Mexico--    A1+       NR*         400   Eddy County, New Mexico, PCR, Refunding (IMC Fertilizer Inc.
0.1%                                        Project), VRDN, 5.40% due 2/01/2003 (h)                                       400


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1999 (continued)                                                   (in Thousands)
                S&P      Moody's    Face
State          Rating     Rating   Amount                              Issue                                          Value
New York--                                  Buffalo, New York, GO, General Improvement, Series D (d):
24.8%           AAA       Aaa     $ 1,960     5.75% due 12/01/2011                                                   $  2,022
                AAA       Aaa       1,905     5.75% due 12/01/2012                                                      1,954
                BBB+      A3        1,600   Essex County, New York, IDA, Environmental Improvement Revenue
                                            Bonds (International Paper Company Project), AMT, Series A, 6.45%
                                            due 11/15/2023                                                              1,587
                AAA       Aaa       1,500   Metropolitan Transportation Authority, New York, Commuter
                                            Facilities Revenue Refunding Bonds, Series B, 4.75% due
                                            7/01/2026 (b)                                                               1,217
                AAA       Aaa       5,000   Metropolitan Transportation Authority, New York, Dedicated Tax
                                            Fund Revenue Bonds, Series A, 5% due 4/01/2029 (d)                          4,203
                AAA       Aaa       2,000   Nassau County, New York, IDA, Civic Facility Revenue Refunding
                                            Bonds (Hofstra University Project), 5% due 7/01/2023 (e)                    1,715
                                            New York City, New York, City Health and Hospital Corporation,
                                            Revenue Refunding Bonds (Health System), Series A:
                AAA       Aaa       4,130     5% due 2/15/2008 (a)                                                      4,084
                BBB-      Baa3      8,090     5.25% due 2/15/2017                                                       7,134
                                            New York City, New York, City Transitional Finance Authority
                                            Revenue Bonds, Future Tax Secured:
                AA        Aa3       2,000     Series A, 5% due 8/15/2017                                                1,771
                AA        Aa3       6,000     Series B, 4.50% due 11/15/2027                                            4,593
                AA        Aa3       4,925     Series C, 4.75% due 5/01/2023                                             4,037
                AAA       Aaa       1,000   New York State Dormitory Authority, Hospital Revenue Bonds
                                            (New York Hospital Medical Center), 5.55% due 8/15/2029 (a)(c)                920
                                            New York State Dormitory Authority Revenue Bonds (e):
                AAA       Aaa         750     (New York University), Series A, 6% due 7/01/2019                           763
                AAA       Aaa       1,400     (State University Educational Facilities), Series B, 4.75%
                                              due 5/15/2028                                                             1,128
                                            New York State Dormitory Authority, Revenue Refunding Bonds:
                AAA       Aaa       3,000     (State University Athletic Facilities), 5.25% due 7/01/2013 (e)           2,903
                A         A3        5,000     (State University Educational Facilities), 5% due 5/15/2014               4,520
                A         A3        3,700     (State University Educational Facilities), 5% due 5/15/2015               3,299
                AAA       Aaa       2,315     (Wyckoff Heights Medical Center), Series H, 5.125% due
                                              2/15/2008 (e)                                                             2,301
                AAA       NR*       3,000   New York State Energy Research and Development Authority, PCR (New
                                            York State Electric and Gas Co. Project), AMT, Series A, 6.15% due
                                            7/01/2026 (e)                                                               2,971
                AAA       Aaa       4,000   New York State Energy Research and Development Authority, PCR,
                                            Refunding (Central Hudson Gas and Electric), Series A, 5.45% due
                                            8/01/2027 (a)                                                               3,637
                NR*       Aa2      10,000   New York State Mortgage Agency Revenue Bonds, Homeowner
                                            Mortgage, AMT, Series 88, 6.25% due 4/01/2030                               9,905
                AAA       Aaa       5,000   New York State Thruway Authority, Highway and Bridge Trust Fund
                                            Revenue Bonds, Series C, 5.25% due 4/01/2014 (b)                            4,775
                AAA       Aaa       2,295   New York State Urban Development Corporation Revenue Bonds
                                            (Correctional Facilities Service Contract), Series B, 4.75% due
                                            1/01/2028 (a)                                                               1,852
                A-        Baa1      2,930   New York State Urban Development Corporation, Revenue Refunding
                                            Bonds (Correctional Capital Facilities), 5.50% due 1/01/2018                2,702
                AA        NR*       2,285   Oneida County, New York, IDA Revenue Bonds (Civic Facility--Faxton
                                            Hospital), Series C, 6.625% due 1/01/2015                                   2,414
                                            Port Authority of New York and New Jersey, Consolidated Revenue
                                            Bonds, 116th Series (b):
                AAA       Aaa       5,805     4.50% due 10/01/2018                                                      4,757
                AAA       Aaa      10,000     4.25% due 10/01/2026                                                      7,474
                AAA       Aaa       2,800     4.375% due 10/01/2033                                                     2,074


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1999 (continued)                                                   (in Thousands)

                S&P      Moody's    Face
State          Rating     Rating   Amount                              Issue                                          Value
New York        AAA       Aaa     $ 5,000   Port Authority of New York and New Jersey, Special Obligation
(concluded)                                 Revenue Bonds (JFK International Air Terminal), AMT, Series 6,
                                            6.25% due 12/01/2010 (e)                                                 $  5,358
                                            Suffolk County, New York, GO, Series A (b):
                AAA       Aaa         930     4.75% due 8/01/2022                                                         765
                AAA       Aaa         945     4.75% due 8/01/2023                                                         774
                A+        Aa3       3,575   Triborough Bridge and Tunnel Authority, New York, General Purpose
                                            Revenue Refunding Bonds, Series X, 6.50% due 1/01/2019                      3,712
                AAA       Aaa       5,000   Triborough Bridge and Tunnel Authority, New York, Special
                                            Obligation Revenue Refunding Bonds, Series A, 4.75% due
                                            1/01/2024 (e)                                                               4,103

North                                       North Carolina Eastern Municipal Power Agency, Power System
Carolina--                                  Revenue Refunding Bonds:
3.1%            AAA       Aaa       1,330     Series A, 6.50% due 1/01/2018 (f)                                         1,440
                A         NR*       4,440     Series D, 6.70% due 1/01/2019                                             4,569
                                            North Carolina Municipal Power Agency Number 1, Catawba Electric
                                            Revenue Refunding Bonds, Series B:
                BBB+      Baa1      5,000     6.50% due 1/01/2020                                                       4,891
                A         NR*       2,500     6.50% due 1/01/2020                                                       2,527

Oregon--        NR*       Aa2      10,000   Oregon State Housing and Community Services Department, Mortgage
2.5%                                        Revenue Bonds (S/F Mortgage Program), AMT, Series M, 6.20% due
                                            7/01/2028                                                                  10,028
                BBB+      Baa2        750   Oregon State Solid Waste Disposal Facilities, Economic Development
                                            Revenue Bonds (USG Corporation Project), AMT, Series 192, 6.40% due
                                            12/01/2029                                                                    724

South                                       Piedmont Municipal Power Agency, South Carolina, Electric Revenue
Carolina--                                  Refunding Bonds (b):
1.3%            AAA       Aaa       3,000     6.75% due 1/01/2019                                                       3,287
                AAA       Aaa       1,890     Series A, 6.50% due 1/01/2014                                             2,041
                AAA       Aaa         320     Series A, 6.50% due 1/01/2014 (f)                                           351

Tennessee--     AAA       Aaa      21,000   Metropolitan Government of Nashville and Davidson County,
4.7%                                        Tennessee, Health and Education Facilities Board, Revenue Refunding
                                            Bonds (Ascension Health Credit), Series A, 6% due 11/15/2030 (a)           20,382

Texas--         BBB       Baa2      5,000   Alliance Airport Authority Inc., Texas, Special Facilites
11.3%                                       Revenue Bonds (Federal Express Corporation Project), AMT,
                                            6.375% due 4/01/2021                                                        4,781
                AAA       Aaa       5,330   Austin, Texas, Revenue Bonds (Town Lake Community Events Center
                                            Venue), 6.20% due 11/15/2029 (b)                                            5,371
                AAA       Aaa       5,455   Brownsville, Texas, Independent School District, GO, 4.75% due
                                            8/15/2023                                                                   4,437
                AAA       Aaa       4,395   Carrollton, Texas, Independent School District, GO, 4.625% due
                                            2/15/2019                                                                   3,589
                AAA       Aaa       3,585   Conroe, Texas, Independent School District, GO, Refunding and
                                            Schoolhouse, 5.30% due 2/15/2020                                            3,256


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1999 (concluded)                                                   (in Thousands)
                S&P      Moody's    Face
State          Rating     Rating   Amount                              Issue                                          Value
Texas           BBB-      Baa1    $10,000   Dallas-Fort Worth, Texas, International Airport Facilities,
(concluded)                                 Improvement Corporation Revenue Bonds (American Airlines
                                            Inc.), AMT, 6.375% due 5/01/2035                                         $  9,414
                NR*       Aaa       4,490   Edcouch Elsa, Texas, Independent School District, GO, 4.75% due
                                            8/15/2022                                                                   3,668
                AAA       Aaa       9,750   North Texas Thruway Authority, Dallas, North Thruway System
                                            Revenue Bonds, 4.75% due 1/01/2029 (b)                                      7,765
                AAA       Aaa       4,700   Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                            Electric Company Project), 6.55% due 10/01/2022 (b)                         4,759
                AA        Aa1       1,790   Texas State, GO, Veterans' Housing Assistance Fund II, AMT,
                                            Series A, 7% due 12/01/2025                                                 1,854

Virginia--      AA        Aa2       4,500   Henrico County, Virginia, IDA, Public Facility Lease Revenue
2.1%                                        Bonds, 7% due 8/01/2005 (g)                                                 5,024
                                            Virginia State, HDA, Commonwealth Mortgage Revenue Bonds:
                AA+       Aa1       1,620     Series C, Sub-Series C-3, 6% due 1/01/2017                                1,588
                AA+       Aa1       2,500     Series D, Sub-Series D-1, 6.10% due 1/01/2019                             2,513

Washington--    AAA       Aaa       3,000   Tacoma, Washington, Refuse Utility Revenue Bonds, 7% due
0.8%                                        12/01/2004 (a)(g)                                                           3,333

Wyoming--       BBB-      Baa2      3,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
0.7%                                        (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024                  3,020

                                            Total Investments (Cost--$440,390)--98.3%                                 424,931

                                            Other Assets Less Liabilities--1.7%                                         7,502
                                                                                                                     --------
                                            Net Assets--100.0%                                                       $432,433
                                                                                                                     ========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FSA Insured.
(e)MBIA Insured.
(f)Escrowed to maturity.
(g)Prerefunded.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1999.
(i)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Program.
(j)FNMA/GNMA Collateralized.
(k)FHLMC Collateralized.
(l)GNMA Collateralized.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

   See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Assets and Liabilities                                                              As of December 31, 1999
Assets:
Investments, at value (identified cost--$440,389,977)                                                       $424,930,912
Cash                                                                                                             102,166
Receivables:
 Interest                                                                                  $  7,222,890
 Securities sold                                                                                981,604        8,204,494
                                                                                           ------------
Prepaid registration fees and other assets                                                                        39,770
                                                                                                            ------------
Total assets                                                                                                 433,277,342
                                                                                                            ------------

Liabilities:
Payables:
 Capital shares redeemed                                                                        270,718
 Investment adviser                                                                             209,284          480,002
                                                                                           ------------
Accrued expenses and other liabilities                                                                           364,513
                                                                                                            ------------
Total liabilities                                                                                                844,515
                                                                                                            ------------

Net Assets                                                                                                  $432,432,827
                                                                                                            ============

Net Assets Consist of:
Common Stock, $.01 par value, 100,000,000 shares authorized                                                 $    264,530
Paid-in capital in excess of par                                                                             466,402,446
Undistributed investment income--net                                                                           1,084,047
Accumulated realized capital losses on investments--net                                                      (15,597,870)
Accumulated distributions in excess of realized capital gains on investments--net                             (4,261,261)
Unrealized depreciation on investments--net                                                                  (15,459,065)
                                                                                                            ------------

Net Assets:
Equivalent to $16.35 per share based on 26,453,020 shares outstanding                                       $432,432,827
                                                                                                            ============

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Operations                                                             For the Year Ended December 31, 1999
Investment Income:
Interest and premium and discount earned                                                                    $ 25,265,190

Expenses:
Investment advisory fees                                                                   $  2,401,143
Transfer agent fees                                                                           1,059,578
Accounting services                                                                             106,600
Professional fees                                                                                64,523
Custodian fees                                                                                   47,203
Printing and shareholder reports                                                                 42,721
Registration fees                                                                                35,286
Pricing services                                                                                 15,902
Directors' fees and expenses                                                                      8,929
Other                                                                                            11,724
                                                                                           ------------
Total expenses                                                                                                 3,793,609
                                                                                                            ------------
Investment income--net                                                                                        21,471,581
                                                                                                            ------------

Realized & Unrealized Loss on Investments:
Realized loss on investments--net                                                                            (19,842,225)
Change in unrealized appreciation/depreciation on investments--net                                           (34,398,394)
                                                                                                            ------------

Net Decrease in Net Assets Resulting from Operations                                                        $(32,769,038)
                                                                                                            ============

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statements of Changes in Net Assets
                                                                                               For the Year Ended
                                                                                                   December 31,
                                                                                              1999              1998
Increase (Decrease) in Net Assets:

Operations:
Investment income--net                                                                     $ 21,471,581     $ 24,332,175
Realized gain (loss)on investments--net                                                     (19,842,225)      23,368,181
Change in unrealized appreciation/depreciation on investments--net                          (34,398,394)     (19,855,581)
                                                                                           ------------     ------------
Net increase (decrease) in net assets resulting from operations                             (32,769,038)      27,844,775
                                                                                           ------------     ------------

Dividends & Distributions to Shareholders:
Investment income--net                                                                      (21,584,231)     (24,377,474)
Realized gain on investments--net                                                                    --      (23,103,998)
In excess of realized gain on investments--net                                               (4,261,261)              --
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends and distributions to
shareholders                                                                                (25,845,492)     (47,481,472)
                                                                                           ------------     ------------

Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions             (34,535,705)       1,624,537
                                                                                           ------------     ------------

Net Assets:
Total decrease in net assets                                                                (93,150,235)     (18,012,160)
Beginning of year                                                                           525,583,062      543,595,222
                                                                                           ------------     ------------
End of year*                                                                               $432,432,827     $525,583,062
                                                                                           ============     ============

*Undistributed investment income--net                                                      $  1,084,047     $  1,196,697
                                                                                           ============     ============


See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share Operating Performance:
Net asset value, beginning of year                                    $  18.50   $  19.22  $  18.85  $  19.22   $  17.51
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .79        .88       .96       .98       1.01
Realized and unrealized gain (loss) on investments--net                  (2.00)       .12       .56      (.37)      1.71
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                         (1.21)      1.00      1.52       .61       2.72
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
 Investment income--net                                                   (.79)      (.88)     (.96)     (.98)     (1.01)
 Realized gain on investments--net                                          --       (.84)     (.19)       --         --
 In excess of realized gain on investments--net                           (.15)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                         (.94)     (1.72)    (1.15)     (.98)     (1.01)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  16.35   $  18.50  $  19.22  $  18.85   $  19.22
                                                                      ========   ========  ========  ========   ========

Total Investment Return:
Based on net asset value per share                                      (6.77%)     5.35%     8.29%     3.36%     15.88%
                                                                      ========   ========  ========  ========   ========
Ratios to Average Net Assets:
Expenses                                                                  .79%       .76%      .72%      .83%       .86%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   4.47%      4.54%     5.05%     5.18%      5.40%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of year (in thousands)                                $432,433   $525,583  $543,595  $551,849   $581,679
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                        222%       178%      131%       72%        56%
                                                                      ========   ========  ========  ========   ========

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements

1. Significant Accounting Policies:
The Municipal Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued by the Program's pricing agent, Kenny S&P Evaluation Services ("Kenny"). The method used by Kenny to value the Program's securities is to obtain "quotes" on comparable securities of comparable quality and to value such Program securities similarly. These values are not necessarily bids or actual last sale prices, but are estimates of the price at which the pricing agent believes the Program could sell such portfolio securities. The Board of Directors has examined the methods to be used by the Program's pricing agent in estimating the value of portfolio securities and believes that such methods will reasonably and fairly approximate the price at which portfolio securities may be sold and will result in a good faith determination of the fair value of such securities.

(b) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (net of amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of .50%, on an annual basis, of the value of the Program's average daily net assets.


The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities, Inc., Dean Witter Reynolds Inc., and Salomon Smith Barney (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to .20%, on an annual basis, of the Program's average daily net assets.

Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $1,026,144,633 and $1,072,474,317, respectively.

Net realized losses for the year ended December 31, 1999 and net unrealized losses as of December 31, 1999 were as follows:


                                   Realized     Unrealized
                                    Losses        Losses

Long-term securities             $(19,842,225)  $(15,459,065)
                                 ------------   ------------
Total                            $(19,842,225)  $(15,459,065)
                                 ============   ============


As of December 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $15,519,390, of which $3,042,871 related to appreciated securities and $18,562,261 related to depreciated securities. The aggregate cost of investments at December 31, 1999 for Federal income tax purposes was $440,450,302.

4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                 Dollar
December 31, 1999                    Shares        Amount

Shares sold                         2,711,407   $ 47,183,870
                                 ------------   ------------
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,365,678     24,039,420
                                 ------------   ------------
Total issued                        4,077,085     71,223,290
                                 ------------   ------------
Shares redeemed                    (6,041,008)  (105,758,995)
                                 ------------   ------------
Net decrease                       (1,963,923)  $(34,535,705)
                                 ============   ============


For the Year Ended                                  Dollar
December 31, 1998                     Shares        Amount

Shares sold                         3,320,005   $ 63,415,487
                                 ------------   ------------
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,354,774     44,384,091
                                 ------------   ------------
Total issued                        5,674,779    107,799,578
                                 ------------   ------------
Shares redeemed                    (5,547,023)  (106,175,041)
                                 ------------   ------------
Net increase                          127,756   $  1,624,537
                                 ============   ============


5. Capital Loss Carryforward:
At December 31, 1999, the Fund had a net capital loss carryforward of approximately $13,974,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


<AUDIT-REPORT>
The Municipal Fund Accumulation Program, Inc.
Independent Auditors' Report

The Board of Directors and Shareholders,
The Municipal Fund Accumulation
Program, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Municipal Fund Accumulation Program, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Municipal Fund Accumulation Program, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 11, 2000
</AUDIT-REPORT>


The Municipal Fund Accumulation Program, Inc.
Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by The Municipal Fund Accumulation Program, Inc. during its taxable year ended December 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the Program distributed $.153485 per share of long-term capital gains to shareholders of record on April 14, 1999. The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.



Officers and Directors

Terry K. Glenn--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Richard R. West--Director
Arthur Zeikel--Director
Vincent R. Giordano--Senior Vice President
Kenneth A. Jacob--Vice President
Roberto Roffo--Vice President
Donald C. Burke--Vice President and
   Treasurer
William E. Zitelli--Secretary

Custodian and Transfer Agent
The Bank of New York
101 Barclay Street
New York, NY 10007